6. CONVERTIBLE DEBENTURES (Annual)	12 Months Ended
Dec. 31, 2014
Annual Report
6. CONVERTIBLE DEBENTURES

NOTE 6 – CONVERTIBLE DEBENTURES

On March 24, 2014, the Company issued several convertible debentures to certain accredited investors. The total amount of the debentures is $269,100 and matures on March 24, 2016 with zero percent interest rate. The debentures are convertible into shares of the Company’s common stock at $0.1 per share. In addition, the Company granted to the same investors three−year warrants to purchase an aggregate of 1,345,500 shares of the Company’s common stock at $0.4 per share.

The debentures were discounted in the amount of $174,389 due to the intrinsic value of the beneficial conversion option and relative fair value of the warrants. As of December 31, 2014, the aggregate carrying value of the debentures was $107,016, net of debt discounts of $162,084. The Company recorded amortization of debt discount in amount of $49,614 during the year ended December 31, 2014.